Shareholder Presentation

January 2023

bowmo's intentionally lowercased naming convention is inspired by **Robert S. Boyer** and **J. Strother Moore,** who in 1977 created the Boyer-Moore string search algorithm, which serves as the benchmark to search engines like Google due to the **ease** and **simplicity** it supplies to complicated analysis processes.

bowmo™

Forward-Looking Statements

Certain information set forth in this presentation contains "forward-looking information", including "future-oriented financial information" and "financial outlook", under applicable securities laws (collectively referred to herein as forward-looking statements). Except for statements of historical fact, the information contained herein constitutes forward-looking statements and includes, but is not limited to, the (i) projected financial performance of the Company; (ii) completion of, and the use of proceeds from, future financings; (iii) the expected development of the Company's business, projects, and joint ventures; (iv) execution of the Company's vision and growth strategy, including with respect to future M&A activity and global growth; (v) sources and availability of third-party financing for the Company's projects; (vi) completion of the Company's projects that are currently underway, in development or otherwise under consideration; (vi) renewal of the Company's current customer, supplier and other material agreements; and (vii) future liquidity, working capital, and capital requirements. Forward-looking statements are provided to allow potential investors the opportunity to understand management's beliefs and opinions in respect of the future so that they may use such beliefs and opinions as one factor in evaluating an investment. While these forward-looking statements represent our current judgment on what the future holds, they are subject to risks and uncertainties that could cause actual results to differ materially. You are cautioned not to place undue reliance on these forward-looking statements, which reflect our opinions only as of the date of this presentation. Please keep in mind that we are not obligating ourselves to revise or publicly release the results of any revision to these forward-looking statements in light of new information or future events. You should also review our most recent filings with the Securities and Exchange Commission for a more complete discussion of these factors and other risks, particularly under the heading "Risk Factors".

Why Invest in bowmo™ Now?

HR Tech Market Is Growing

$157B US HR tech market @ over 12% annual growth

Valuation Growth

We believe that the bowmo valuation can potentially exceed $400M by the end of 20 27, subject to the Company execution of th e (i) Rollup, (ii) Product and (iii) Organic Gr owth Strategies

Post-COVID-19 Market Opportunity

22 million jobs to be filled by 2024*

Strong Management Team

A diverse team with a record of success and long-standing relations

Vertical Business Model

bowmo's Vertically Integrated Business Model allows the Company to serve all segments of the HR Market while shielding from existing and upcoming competition

Public Company**

We are an uprising company within the OTC market looking to uplist to NASDAQ

*The 22 million US jobs lost during the COVID-19 pandemic in the spring won't be regained until early 2024, the chief economist at Moody's Analytics said (https://www.businessinsider.com/covid-job-losses-unemployment-recovery-years-moodys-covid-2020-12).

**bowmo completed Reverse Merger with the OTC Company.

Our Values

Vision

Create an ultimate hub for employers, job seekers, and recruiting professionals.

Mission

Deliver candidates to jobs, and jobs to candidates, rapidly and accurately.

Values

Improve the lives and relationships of everyone involved in the hiring process.

About bowmo

Yesterday

- Entered the HR tech market in 2015 with a clear vision ahead of the competition
- Raised a total of $3.1M in seed-funding
- From 2017 to 2019, refined and reset product and business vision fueled by customer feedback
- In 2020, went through a complete leadership reorganization
- Completed Reverse Merger with the OTC company in May 2022

Past

About bowmo

Today

- An HR technology company delivering services and developing software that transforms hiring into a productive, data-driven, unbiased process for employers, third-party recruiters, and candidates
- Vertically Integrated Business Model serving fast-growing HR tech, SaaS, RaaS, and e-learning market segments
- Focused on growing revenues with paying clients, building customer pipelines, accessing large channels for rapid growth, and continuing product development with the latest technologies
- Artificial intelligence (AI) quickly matches candidates to jobs for employers and enhances our personal recruiting services
- Software (SaaS) and Recruiting Services (RaaS) for employers drives rapid customer acquisition, competitive differentiation, and revenue growth
- AI- and video-powered portals for employers, third-party recruiters, and candidates that matches candidates and jobs, provide e-learning apps, and further provide a competitive differentiation
- Integrated candidate data and résumé sources from 67+ integrations
- On-demand video interview coaching for candidates and hiring teams
- Hiring process improvement, system consulting, and e-learning
- New leadership team experienced in successfully building start-ups and growing companies

Now

About bowmo

Tomorrow

- AI/machine learning (ML)-powered search for more precise candidate/job matching
- Automated candidate matching based on job skill sets
- Interview Mastery® Automation process
- Interview preparation and coaching
- RaaS offering—preparing candidates for hiring teams to accelerate hiring
- Automating repetitive recruiting tasks so users can focus on high-value activities
- On-demand, video-based e-learning for best-practice hiring processes
- Social media outreach
- And more

Future

New Management Team

bowmo's success is driven by a talented and diverse team, including software developers, data scientists, business analysts, graphic designers, user experience experts, and sales and marketing professionals.



Eddie Aizman
CEO, Co-Founder

Eddie is an accomplished staffing and recruiting professional with more than 18 years of experience in recruiting, sales, management, business development, and marketing. Clients include JPMorgan Chase, Citigroup, Credit Suisse, and others.



Michael Neece
Chief Product Officer

Michael is a business and talent acquisition executive at Fortune 100 companies and has founded seven technology-enabled SaaS start-ups. He is a national financial media TEDx speaker; and has given keynote presentations at Columbia, Stanford, and MIT. He holds degrees in physics and engineering.



Damian Hischier
Chief AI Architect

Accomplished engineer/project manager/pilot/test pilot and software architect with a successful track record in cross-functional roles for over 30 years. Designed and developed AI-powered and other mission-critical software for aviation, medicine, and other industries. Performance achievements through effective and efficient planning; organizational development through team building and process planning; discovers new technology trends and adapts business models; flight test training; fosters a collaborative work environment.



Michael E. Lakshin, MBA
Chairman & President

Michael is a seasoned business executive and serial entrepreneur with more than 28 years of start-up, senior business management, and capital markets experience. He holds an Executive MBA from Rutgers Business School.



Roman Putsykovich
Chief Technology Officer

Roman is a senior IT professional with over 10 years of experience in the software development industry and a unique set of skills and expertise in key areas of complex IT projects involving big data and AI. He designed bowmo's first original application in 2015. Roman received an MS in radio physics and computer technologies from the Belarusian State University in Minsk, Belarus, in 2008.



Keith Carlson
Chief Information Officer

Keith is an experienced technology executive with extensive experience in helping organizations develop cutting-edge technology solutions for complex problems, bringing a pragmatic, action-oriented approach to all issues he faces. He led projects in the use of AI in complex situations including STEM education and public health in the US and internationally.

Sustained Market Opportunity

The loss of jobs will create a major "rebound" effect in the post-COVID-19 market economy infused with an almost $4T relief package, and will require more automation in sourcing options to meet demand:

- Fewer recruiting firms
- Employers still struggle to find and hire employees
- Large quantity of people seeking work throughout economic cycles
- Current Recruitment Process Outsourcing (RPO) options only serving the largest companies
- Upper-mid and mid-marketplace largely underserved with Recruiting as a Service
- Demand increasing for value-driven, technology-enabled recruitment compared to high-priced, outsourced recruitment options
- Employers struggle to "match" candidates to their hiring needs during high and low economic cycles

53M
employees in the US are changing jobs annually

$157B
US HR MARKET
@ 10.4%
Annual Growth

6M
people in the US are still un-employed

$14B
HR AUTOMATION SOFTWARE MARKET
@ 12%
Annual Growth

Sources & Uses: (1) SIA Staffing Industry Analysts, Inc.; (2) Josh Bersin, Bersin by Deloitte; (3) May 2022: Bureau of Labor Statistics.

Key Issues Driving HR Technology Decisions

58% Finding, attracting & retaining talent

43% Developing people to reach their full potential

42% Creating a collaborative work experience

72% of US employers say they struggle to fill open positions

1.75B Cost of ineffective searches by recruiters in the US in 2020

38% Workforce planning

Key findings from pwc.com survey of employers

bowmo Is the Solution

Desktop | Laptop | Mobile | Tablet | iOS | Android


Infrastructure
Platform
Software

RaaS Offering – Recruiting as a Service

- Recruiting powered by the bowmo AI-driven platform
- Proprietary and distributed databases with access to millions of candidates
- Use of expanded candidate pools to include third-party job boards
- Source and match candidates to job requirements in real-time from the leading career sites and niche sites
- Ability to administer all types of testing to include cultural assessments, technical assessments, and personality in line with corporate objectives
- Dedicated recruiting team to augment current recruiting activities
- Dedicated recruiting account manager to ensure customer recruiting success

SaaS Offering – Software as a Service

- AI-Powered, cloud-based recruiting platform
- High scalability and availability
- API to customers' ATS for real-time matching
- Real-time notifications and multichannel communications
- Integrations to leading candidate data and résumé sources
- Integration with your email and SMS messaging services
- AI/ML-powered candidate matching to jobs that learn over time
- On-demand and just-in-time video e-learning for candidates and hiring teams

Sources & Uses: (1) SIA Staffing Industry Analysts, Inc.; (2) Josh Bersin, Bersin by Deloitte; (3) May 2022: Bureau of Labor Statistics.

bowmo Capabilities

bowmo 1.0 - Capabilities

- AI Matching
- Recruiter(s) Job Ownership
- Multiple Career Portal Integrations
- Recruiting as a Service (RaaS)
- Workflow Optimization Consulting
- Audit/Statistics
- Geo-Functionality for Candidate Selection
- Find Similar Look-a-Like Profile
- Résumé | JD PDF Conversion for Download
- Advanced Reporting
- E-Learning for Hiring Teams, Recruiters, and Candidates

bowmo 2.0 – New & Additional Capabilities

- AI- and ML-powered recruiting platform
- Real-time notifications and multichannel communications
- Integrations to leading candidate data and résumé sources
- Integration with your email and SMS messaging services
- AI/ML-powered candidate matching to jobs, which learns over time
- On-demand and video-based e-learning
- RaaS that increases the capacity of employer's recruiting team

bowmo's Vertically Integrated Business Model


GOAL:
Build the premier, vertically integrated hub
to serve all segments of the recruiting market and
to protect bowmo's market share from existing and future competitors.
KEY SERVICES
SaaS
RaaS | Direct Placement
HR PROCESS IMPROVEMENT ("HRPI")
PUBLISHING ("PB")
DESCRIPTION
• Proprietary AI app matching candidates to jobs across multiple platforms automatically in real time
• Talent search powered by bowmo's AI engine
• Unlimited job uploads for recruiters
• Free candidate portal for job seekers
• E-learning and knowledge building
• Technology selection and implementation
• Process improvement
• consulting
• Exclusive content for recruiters and candidates
• Recruiting market news and updates
KPI
• Base recurring monthly revenue
• Operating expenses control
• Recurring revenue
• Placement fees
• Customer success management
• Revenue from value-added services
• Higher customer retention
• HR tech thought leaders
• bowmo's own niche market

Competition Price-Value Comparison



High
Monthly Price
Low
HIRED
ideal.
entelo
eightfold.ai
ARYA
fetcher
seekout
Talenya
hiretual
Scouted.
bowmo
pocket recruiter
Low
Value
High

Target Customer Profiles and Testimonials

Tier 1 – VARs

- PEOs
- PE/VC firms
- Payroll companies
- Accounting firms

Customers will resell the bowmo app to their customers, providing exponential leveraged growth.

"I'm writing to recommend the recruitment services of bowmo Inc. I've had the opportunity to work with bowmo for the past few years at American Express; and have been consistently impressed with their performance, efficiency, responsiveness, and overall ability to get things done."

Ahmed Abouelkhir
Manager of U.S. Recruitment, Global Talent Acquisition

Tier 2 – Employers

Enterprises and midmarket companies that require a better-than-agency experience and have limited internal HR teams.

V-RPO platform delivers real-time recruiting experience at scale with a dedicated outsourced team.

"I wanted to send along my appreciation for the unparalleled success bowmohas had in filling my personnel requisitions. Your firm has done what so many others have failed to do time and again. You have earned my business by delivering on what was discussed in an expedient and accurate manner; in short, everything that was promised."

Robert G. Russell, Jr.
Executive Vice President and Chief Operating Officer, Millington Bank

Tier 3 – Recruiters

Recruiting agencies looking to add bowmos level of service to their existing customers.

Tier 3 targets will be attractive only if there are unique synergies between bowmo and the customer.

"With many years of experience within the recruitment industry and previously supporting national recruitment efforts at KPMG, it has become clear that the bowmoSourcing and Matching platform is a major differentiator in the HRTech space. The bowmoteam armed with the power of their Sourcing and Matching technology provides our company with a significant competitive advantage."

Judson Kinnucan
Principal – Business Development, Talent Orchard

Our Customers

SEFAS
A DOCAPOSTE COMPANY

EAGLE EYE NETWORKS

Millington Bank
Vision. Integrity. Passion.

ENDEAVOR

NORGATE TECHNOLOGY
The technology staffing leader for over 20 years

sga inc

AMERICAN EXPRESS

ATTACKIQ

TSR
Providing You with the Right People. At the Right Time.

The Spinrad Group

VROOZI

@Orchard

DIVERSANT.
Empowered by Difference

rice • cohen INTERNATIONAL

BCT
BUSINESSCENTRICTECHNOLOGY
AN AVIZION TECHNOLOGIES GROUP COMPANY

OpenBet

IMG ACADEMY

NCSA
Next College Student Athlete

MAIN CONCEPT

ON LOCATION

bowmo's Rollup Strategy

We consider the Rollup Strategy to be the fastest way to increase the market share before the HR-Tech Industry will reach a competitive plateau when companies will start competing on either price, value, or a price-value proposition. bowmo's goal is to become *a price-value leader in the HR-Tech industry, and our target acquisitions must complement a company's VIBM.*

We have identified several M&A Targets and discussed preliminary terms with two targeted companies.

We are planning to extend negotiations with other M&A Targets upon raising the required capital funds through a Tier 2 ($75M) Reg A Offering, which has already been filed with the SEC, but not yet qualified.

Targeted M&A Transactions

Target 1

One of the fastest-growing firms in the industry with over 24 years of experience, Target 1 offers a vast variety of HR services to Fortune 100 companies in finance, media, insurance, software development, cloud computing, start-up companies, and many more.

M&A Status:

- Type of acquisition: 100%, cash-&-stock
- Nonbinding LOI is pending
- Founder & CEO will join bowmo, Inc. as the COO
- Key employees will join bowmo's RaaS/Recruiting division

Added Value:

- Brand-name recognition in the HR industry
- A-List clients from Fortune 100 companies
- New business-development pipeline
- Skilled and experienced recruiters in the US + offshore recruiting team

Target 2

Target 2 offers IT consulting services in key emerging technology areas such as Big Data, Cloud Transformation, A.I, Machine Learning, Data Analytics. In addition, the company built a software similar to bowmo's AI Platform that can provide additional benefits to bowmo 2.0.

M&A Status:

- Type of acquisition: 100%, cash-&-stock
- Nonbinding LOI is pending
- Principals (2) and key employees will join bowmo's RaaS/Recruiting division

Added Value:

- Brand-name recognition in the HR industry
- A-List clients from Fortune 100 companies
- Modern evolution of the talent agency
- Technology-driven recruitment services model
- Tools + skilled recruiters = the future of recruiting

Forecasted Growth (post-Rollup Strategy)

Enterprise Value ("EV") Multiple:

- 2022: We are using EV = 4.2X revenue based on EV averages for historical and projected revenue multiples of our direct competitors.
- All/any projections and the year-count are based on bowmo's ability to raise the first $5M required to complete the acquisition of Norgate Technologies.



Projected
EV by 2027
$431M
$450,000,000
$400,000,000
$350,000,000
$300,000,000
$250,000,000
$200,000,000
$150,000,000
$100,000,000
$50,000,000
$0
USD

	2023	2024	2025	2026	2027
Projected Revenue	$57,968,208	$67,765,028	$77,929,783	$89,099,739	$102,719,31
Projected EV	$243,466,47	$284,613,11	$327,305,08	$374,218,90	$431,421,11

Road to the Capitalization

1 REVERSE MERGER

Executed Merger with the OTC-Company, with bowmo, Inc as the surviving entity.

(OTC: BOMO)

May 4, 2022

2 SECURE BRIDGE LOAN

The OTC-Company Legacy Shareholders have committed a $250K bridge loan to bowmo Inc. to cover the Company operating expenses leading to Reg A Offering raise.

Q2-Q3 2022

3 REG A OFFERING

Bowmo is looking to raise up to $75M through a Tier 2 Reg A Offering to execute Company's (i) Rollup, (ii) Product and (iii) Organic Growth Strategies ("Business Strategies"). Prior to launching the Reg A Offering, the Company will complete the Reverse Split in order to attract Institutional Investors by decreasing the number of OS and increasing price p/share.

Q1 2023

4 NASDQ

We believe that the successful closing of the Reg A Offering will allow bowmo Inc. to execute business strategies required to qualify for NASDAQ.

Q3-Q4 2024

Successful Exists in HR-Tech

hiretual

Founded: 2015, United States
Total Funding: $19M
Product: An AI-driven HR technology company and sourcing tool.

Does not provide matches between candidates and jobs but attempts to increase candidate quality for job requirements with added CRM services.

bright

Founded: 2010, United States
Total Funding: $20M (acquired by LinkedIn in 2014 for $120M)
Product: Matching technology

Non-automated search-based matching with no mobile apps.

entelo

Founded: 2012, United States
Total Funding: $40.68M
Product: Recruiting automation platform offering a sourcing module.

Keyword search-based matching; no bidirectional matching.

leoforce™

Founded: 2014, United States

Total Funding: Privately held, backed by SpectraForce, a business consultancy.

Keyword search-based matching; no bidirectional matching.

eightfold.ai

Founded: 2016, United States
Total Funding: $176.75M
Product: Talent CRM

Does not provide tech-enabled recruiting, or résumé subscription services.

bowmo™

Founded: 2015, United States
Total Funding: $3.5M (your next candidate to watch)
Product: AI-driven V-RPO Platform

Do-it-yourself sourcing/video-recruiter-assisted live recruiting/fully automated RPO.

Contact



Eddie Aizman
CEO & Co-Founder

212-398-0002, ext. 501
eddie.aizman@bowmo.com



Michael E. Lakshin, MBA
Chairman & President

212-398-0002, ext. 519
michael.lakshin@bowmo.com

www.bowmo.com

Thank you!

Additional Slides

Competitors: Funding & Key Features

bowmo™	Public Company	1. Vertically Integrated Business Model with multiple revenue streams 2. Combined personal recruiting services and AI-powered technology platform (RaaS & SaaS) 3. E-learning apps for hiring teams, recruiters, and job seekers 4. Process improvement and system selection consulting 5. Industry thought leadership and conferences 6. Robust functionality roadmap to include video Q&A interviewing, candidate portal, additional enterprise functionalities
Arya (Leoforce)	Private (n/a)	Small, medium, and large target customers, pay/job or subscription, candidate messaging, sourcing from ATS, job boards, social media, SaaS
Eightfold.ai	$176.75M ($125M Oct-20)	For large employers, source, retain, SaaS
Entelo	$40.68M	For large employers, source, messaging, insights, video Q&A, SaaS
Fetcher.ai	$13.3M ($6.5M Mar-21)	Sourcing, messaging, analytics, interview scheduling, ATS integration, recruiters + AI. Targeting employers, SaaS and RaaS
Hired	$132.7M (acquired by Vettery/Adecc)	More of a traditional recruiting agency, pool of candidates
Hiretual	$19.5M ($13M Aug-20)	Source candidates from 40+ sources, messaging, ATS, SaaS, agencies, not large employers
Ideal	$3M	Search candidates from your ATS, SaaS
Pocket Recruiter	$1.5M	For employers, ATS, HRIS, job boards, SaaS
Scouted.io	Acquired by Recruiter.com	SaaS and RaaS, early to midcareer positions, video Q&A, ATS, subscription, small and large employers
Seekout	$73.2M ($65M Mar-21)	IT-focused searches (sourcing) from public profiles, GitHub, papers, patents, referrals, company alumni, ATS, 37 sites, SaaS
Talenya	$9.5M ($6.5M Oct-19)	Diversity sourcing from your ATS, SaaS

Marketing Strategy & Marketing Mix

Over 30,000 Qualified leads

Industry Leader

Collaborate, not compete, by attending the bowmo digital and in-person conferences and events.

Great Value

Value-added services from InterviewMastery and TalentRobot with large contracts.

Free Is Good

Free demo; HR needs assessment and monthly health check for target customers to gain access to bowmo's AI-driven HR expertise, and for upsell.

Content Is King!

Sticky content (i.e., podcasts, webinars, etc.) that our target customers will be sharing to our entire target-market segment while promoting bowmo

Promotion

- Public relations and investor relations
- Trade, professional, and social media
- Free demo & HR needs assessment offered to qualified leads
- Trade shows and events

People

- Business enterprises
- PEOs
- PE/VC firms
- Trade organizations and franchises

Product

- Emphasis on AI and unlimited résumés
- Brand focuses on fast and easy-to-find candidates
- Superior post-purchase experience
- Promises free, unlimited training

Price

- Monthly recurring subscription pricing model for RaaS and SaaS Offerings
- Focus on quality of search, not affordability
- Free trial, free training, and free support
- Educational support
- Donation of 10%+ proceeds to charity, which helps unemployed

Future Opportunities

Building Channels

- Strategic partnerships
- Cross-sell and syndication opportunities

Candidate-Focused

- Match candidates to millions of jobs on our platform
- 40M to 50M people change jobs in the US annually
- Superior services and content to candidates builds candidate engagement
- Superior candidate engagement leads to greater demand from employers

Expanding the Core Offering

- AI-driven technology
- On-demand candidate data pools
- E-Learning and other value-added services
- bowmo white label for e-Enterprise

Future Focus, Industry Segments

- State government and private career centers
- College admissions
- Post-college job placement
- Military veterans: skill development and placement